UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2019

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Wilbur Street Lynbrook, NY	11563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516.593.7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "Company" refer to BioSpecifics Technologies Corp.

Item 8.01. Other Events.

On March 18, 2019, the Company issued a press release that announced, with great sadness, that Thomas L. Wegman, President of the Company, passed away on March 13, 2019. Mr. Wegman served as an officer of BioSpecifics for over 20 years and as a member of the Company's Board of Directors since 1994. The Company will continue to be actively managed by its current employees and the Company's Board of Directors. Succession planning is underway and new management positions will be announced.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release dated March 18, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2019

Biospecifics Technologies Corp.

By:	/s/ Carl A. Valenstein
Name: Carl A. Valenstein
Title: Corporate Secretary